       As filed with the Securities and Exchange Commission on March 30, 1998

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  MARCH 25, 1998


                        EQUITY RESIDENTIAL PROPERTIES TRUST
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            MARYLAND                     1-12252                 13-3675988
  (STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION        FILE NUMBER          IDENTIFICATION NO.)

      TWO NORTH RIVERSIDE PLAZA, SUITE 400
                  CHICAGO, ILLINOIS                            60606
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



        Registrant's telephone number, including area code:  (312) 474-1300

                                   NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

Exhibit
Number    Exhibit
-------   -------
     1    Form of Terms Agreement, dated March 25, 1998, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the
          Registrant's registration statement on Form S-3, file no. 333-45533, under the Securities Act of 1933, as amended, and which, as this
          Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement, which
          Terms Agreement incorporates the terms and provisions of Equity
          Residential Properties Trust (a Maryland real estate investment trust)
          -- Common Shares of Beneficial Interest, Preferred Shares of
          Beneficial Interest and Depositary Shares -- Standard Underwriting
          Provisions, dated May 16, 1997, which was previously filed as
          Exhibit 1 to the Registrant's registration statement on Form S-3, file
          no. 333-27153 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto, and which, as this Form 8-K filing is incorporated by reference in registration statement
          no. 333-45533, is set forth in full in such registration statement.

     5    Opinion of Rosenberg & Liebentritt, P.C., with an opinion of Hogan &
          Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45533, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EQUITY RESIDENTIAL PROPERTIES TRUST


Date: March 30, 1998            By:  /s/ Bruce C. Strohm
                                     ------------------------------------------
                                     Bruce C. Strohm, Secretary, Executive Vice
                                     President and General Counsel